UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                 the Securities and Exchange Act of 1934



                              March 5, 1998
                        ------------------------
           Date of Report (Date of earliest event of reported)



                           Pamet Systems, Inc.
                      (Exact name of Registrant as
                        specified on its charter)






      Massachusetts             1-10623               04-2985838
  --------------------     --------------------     ----------------
(State of incorporation)  (Commission File Number)    (IRS Employer
                                                    Identification No.)



                            1000 Main Street
                       Acton, Massachusetts  01720
                ----------------------------------------
                (Address of principal executive offices)


                             (978)-263-2060
                ----------------------------------------
          (Registrant's telephone number, including area code)

Item 5.  Other Events

       Pursuant to Rule 135C of Securites Act of 1934 the following Press Release was issued on March 5. 1997.



                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Pamet Systems, Inc.



       Dated:  March 11, 1998      By      Richard C. Becker
              ------------------      ----------------------------
                                           Richard C. Becker
                                           Vice President - Treasurer
                                           and Principal Financial
                                           Officer

                                   EXHIBITS
                                     INDEX



       20.  Press Release Dated March 5, 1998

                                  EXHIBIT


Pamet Systems, Inc. Closes Private Placement With Rogow Opportunity Capital

Acton, Mass. - March 5, 1998 - Pamet Systems, Inc., (NASDAQ OTC: PAMT) today reported that Rogow Opportunity Capital, LLC (ROC), of Marblehead
Massachusetts had completed the purchase of 125,000 shares of Pamet Common Stock in a private placement.

The stock was purchased at $4.25 per share for a total purchase price of $531,250. ROC also received warrants to purchase 31,250 share of Common Stock at the exercise price of $4.25 per share. In April of 1997, ROC purchased 200,000 shares of Pamet Stock in a private placement. In August of 1997 Bruce Rogow, ROC principal, became a member of the Pamet Board of Directors. This most recent private placement combined with previous purchases and warrants brings beneficial ownership level of Mr. Rogow and his wife to 17.9%, making them the company's largest shareholders.

The shares purchased by ROC in this most recent placement were not registered under the Securities Act of 1933 and therefore are ineligible for sale for a minimum of one year pursuant to Rule 144.

"This infusion of capital will allow us to continue our product development and infrastructure enhancements," said David T. McKay, Pamet president and CEO. "Most immediately we will focus on the completion of Pamet's product migration to a Microsoft NT Server platform and Windows client environment."

Pamet Systems Inc. (NASDAQ OTC:PAMT), founded in 1987, designs and implements broad-based information technology solutions for public safety agencies. Pamet provides customers with innovative applications for enhancing their business processes - enabling agencies to realize cost efficiencies and provide better service. Pamet's services include systems integration and automation to facilitate the acquisition, storage, processing, retrieval and communication of information for public safety agencies.

This press release may include forward-looking statements including statements regarding plans for the capital and development of the NT version of software that may or may not materialize. Additional information on factors including insufficient capital and failure to successfully develop the NT product that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.

                                    ###


Contact:

Lauren E. Searcy
Pamet Systems, Inc.
978-263-2060
lsearcy@pamet.net